CONVERTIBLE
                              PROMISSORY NOTE

                                                               July 9, 1999
$100,000.00                                             325 West Main Street
                                                        Louisville, Kentucky

    FOR VALUE RECEIVED, and in connection with the Subscription Agreement (the "Subscription Agreement") entered into on even date herewith, the undersigned Perennial Health Systems, Inc., and Perennial Health Beloit, Inc., jointly and severally(hereinafter referred to, whether one or more than one person, corporation, firm, or other entity, as "maker"), located at 325 West Main Street, Suite 1400B, Louisville, Kentucky, 40202, hereby promises and agrees to pay to the order of Bert L. Blieden ("lender"), the aggregate principal sum of One Hundred Thousand Dollars {$100,000), together with interest thereon as hereinafter provided, in lawful money of the United States of America, as hereinafter provided.

   The principal of this note (the "note") shall bear interest on the unpaid balance thereof at a rate per annum of 12%. All interest on this note shall be computed daily on the basis of the actual number of days elapsed over an assumed year consisting of 360 days.

  This note is payable in installments of interest only with the first payment to be made August 1, 1999. Thereafter payments of accrued interest only shall be made on the first day of each successive month. Unless the Lender has forgiven all or any portion due under this Note pursuant to the Subscription Agreement, a final payment of all principal and accrued interest shall be made on December 31, 1999.

   Principal of this note may be repaid in whole or in part without penalty or premium at any time prior to maturity. All payments of principal and interest and any other sums due under this note shall be made in immediately available funds to lender at an address provided by the lender or to such other person or at such other address as may be designated in writing by the holder of this note.

   It is understood and agreed that the occurrence of any one or more of the following events shall constitute a default under this note: (A) the failure to pay or perform any obligations, liabilities, or indebtedness of the maker to lender, whether under this note or any other agreement, note, or instrument now or hereafter existing as and when due (whether at maturity or by acceleration, and with no prior demand therefor by lender being necessary; (B) a proceeding being filed by or commenced against the maker of this note for dissolution or liquidation, or if maker voluntarily or involuntarily terminates or dissolves or is terminated or dissolved, or the sale of all or substantially all of the assets of the maker (C) the failure of maker to pay when due any installment of principal or interest or the failure to perform any of the covenants, agreements, or conditions of any other note or indebtedness (or contained in any security agreement, or other document securing such note or indebtedness), the security for which constitutes an encumbrance on any property which is security for this note; (D) insolvency of, business failure of, the appointment of a custodian, trustee, liquidator, or receiver for or for any of the property of, or an assignment for the benefit of creditors by or the filing of a petition under bankruptcy, insolvency, or debtor's relief law, or for any readjustment of indebtedness, composition, or extension by or against the maker.

   Whenever there is a default under this note the entire principal balance of and all accrued interest on this note and all other existing or hereafter created or arising liabilities, indebtedness, and obligations of maker to lender (however acquired or evidenced) shall, at the option of lender, become forthwith due and payable, without presentment, notice, protest, or demand of any kind (all of which are hereby expressly waived by maker).


   Failure of the holder of this note to exercise any of its rights and remedies shall not constitute a waiver of the right to exercise the same at that or any other time. All rights and remedies of the holder for default under this note shall be cumulative to the greatest extent permitted by law. Time shall be of the essence in the payment of all installments of interest and principal on this note and the performance of makers' other obligations under this note.

   If there is any default under this note, and this note is placed in the hands of an attorney for collection, or is collected through any court, including any bankruptcy court, makers promise to pay to the holder hereof its reasonable attorney fees and court costs incurred in collecting or attempting to collect or securing or attempting to secure this note or enforcing the holder's rights in any collateral securing this note, provided the same is legally allowed by the laws of the Commonwealth of Kentucky or any state where the collateral or part thereof is situated.

   If any one or more of the provisions of this note, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this note and all other applications of any such provision shall not be affected thereby. In the event such provision(s) cannot be modified to make it or them enforceable, the invalidity or unenforceability of any such provision(s) of this note shall not impair the validity or enforceability of any other provision of this note.

   This note has been delivered in, and shall be governed by and construed in accordance with the laws of, the Commonwealth of Kentucky.

   Maker hereby waives presentment, demand, notice of dishonor, protest, notice of protest, and nonpayment, and further waives all exemptions to which it may now or hereafter be entitled under the laws of this or any other state or of the United States, and further agrees that the holder of this note shall have the right, without notice, to deal in any way, at any time, with any of this note or with any other party who may become primarily or secondarily liable for any of the obligations of maker under this note without waiving any rights the holder of this note may have hereunder or by virtue of the laws of this state or any other state of the United States.

CO-MAKER                                   CO-MAKER
Perennial Health Systems, Inc.             Perennial Health Beloit, Inc.



______________________                     ____________________________
David V. Hall, President                   David V. Hall President

                 LEASEHOLD MORTGAGE AND SECURITY AGREEMENT

   THIS LEASEHOLD MORTGAGE AND SECURITY AGREEMENT (hereinafter called "mortgage") executed by the hereafter-named mortgagor on the date shown by the notarial certificate hereon, but delivered, effective, and dated July 8, 1999, by and between Perennial Health Beloit, Inc., a Kentucky corporation, having its principal office at 325 West Main Street, Suite 1400B, Louisville, Kentucky 40202 (hereinafter called "mortgagor") Bert L. Blieden as agent for himself and James H. Thornton, C. Edward Glasscock, Samuel R. Rechter, and W. Glenn Hogan, individuals and residents of the Commonwealth of Kentucky, each consenting to have any notice sent to the attention of Bert L. Blieden c/o Kaden Companies, KADEN TOWER, 14th Floor, 6100 Dutchmans Lane, Louisville, Kentucky 40205 (hereinafter collectively referred to as "mortgagee").

   WITNESSETH:

   WHEREAS, mortgagor is justly indebted as a Guarantor and Co-Maker to mortgagee for money loaned to it by Bert L. Blieden, James H. Thornton, C. Edward Glasscock, Samuel R. Rechter, and W. Glenn Hogan as evidenced by their promissory notes (collectively the "note") of even date with the delivery hereof each in the principal sum of $100,000, for an aggregate obligation to mortgagee of $500,000, payable to the order of mortgagee on or before December 31, 1999 which is the final maturity date of the indebtedness secured hereby.

   NOW, THEREFORE, in consideration of the premises and to secure the payment of the principal of and interest on the note according to the terms thereof and the faithful performance of all of the covenants, stipulations, and agreements set out herein, and in the note, mortgagor does hereby grant, convey, and mortgage to mortgagee all of mortgagee's right, title, and interest in and to the following items:

  (A) All right title and interest to the leasehold estate of mortgagee in and to that certain real property described in exhibit A attached hereto (the "land") and incorporated herein which arises under that certain ground lease July 1, 1999, between mortgagor as tenant and Lee Gunderson as landlord (collectively, the "lease"), a form of which lease is recorded in deed book {_____}, page {_____}, office of the Rock County Court Clerk, Rock County, Wisconsin.

  TOGETHER WITH all of mortgagor's estate, right, title, and interest in, to, and under all buildings, structures, improvements, and fixtures now existing or hereafter erected on the land, all easements, rights, and appurtenances thereto or used in connection with the land, all revenues, income, and other benefits thereof or arising from the use or enjoyment of any portion thereof, and all development or other rights relating to the land or the operation thereof.

   TOGETHER WITH all rights and benefits of whatsoever nature derived or to be derived by the mortgagor under or by virtue of the lease or in the extension, renewal, or modification thereof.

   TOGETHER WITH all right, title, and interest of the mortgagor, if any, in and to the tenements, hereditaments, and appurtenances thereunto belonging or in anywise appertaining, and the reversion or reversions, remainder, and remainders, rents, issues, and profits thereof; and, also, all the estate, right, title, interest, property claim, and demand whatsoever of the mortgagor of, in, and to the same and of, in, and to every part and parcel thereof.

   TOGETHER WITH all right, title, and interest of the mortgagor, if any, in and to the land lying in the bed of any street, road, avenue, or right of way, opened or proposed, in front of or adjoining the above-described real estate to the center line thereof and to any strips, gaps, or gores adjoining the said mortgaged property on all sides thereof.

   TOGETHER WITH all machinery, apparatus, equipment, fittings, building materials, fixtures, and articles of personal property of every kind and nature whatsoever, other than consumable goods, now or hereafter located in or upon said mortgaged property or any part thereof and used or useable in connection with any present or future operation of said real estate (hereinafter called "equipment") and now owned or hereafter acquired by the mortgagor, and all of the right, title, and interest of the mortgagor in and to any equipment which may be subject to any lease, title retention, or security agreement superior to the lien of this mortgage. The mortgagor agrees to execute and deliver, from time to time, such further instruments as may be requested by mortgagee to confirm the lien of this mortgage on any equipment, including, without limitation, UCC-1 financing statements. Mortgagor grants and conveys unto mortgagee a security interest in all of said equipment and proceeds thereof, and this mortgage shall constitute a financing statement with respect to the equipment described herein and located on the mortgaged property and proceeds thereof.

   The parties hereto covenant and agree to the following terms:

(A) Insurance

   The improvements on the mortgaged property shall be insured by mortgagor, naming mortgagee as an additional insured, until the note is fully paid, against all risks or hazards, in such amounts and for such periods as mortgagee may require, in some insurance company or companies authorized to do business in the State of Wisconsin and acceptable to mortgagee. Such insurance shall include, but not be limited to, the following types:

   (1) Fire and extended coverage property damage insurance, including, but not limited to, all risk and earthquake insurance, in an amount equal to the full replacement value of the improvements, without deducting for depreciation, and containing a waiver of subrogation clause;

   (2) Public liability insurance, in such form and amount satisfactory to mortgagee;

   (3) Flood insurance required by and obtainable through the National Flood Insurance Program sufficient to cover any damage which may be anticipated in the event of flood, unless mortgagor has provided evidence satisfactory to mortgagee that no portion of the mortgaged property is located within the boundaries of the 100-year flood plain; and

   Mortgagor shall also carry and maintain liability and indemnity insurance as may be required, from time to time, by mortgagee and by the terms of the lease, in forms, amounts, and with companies satisfactory to mortgagee. Evidence of such insurance, premiums prepaid, shall be deposited by mortgagor with mortgagee and shall contain provision for not less than 10 days' notice to mortgagee prior to any cancellation or modification thereof.

(B) Taxes

   All taxes and legal assessments, water rates, and other charges, fines, or impositions against the mortgaged property and all rentals and other expenses owing under the lease (the "ground lease payments") shall be promptly paid by the mortgagor, and upon request the receipts therefor exhibited to mortgagee.

(C) Covenants of mortgagor regarding lease

   (1) Mortgagor shall pay all rents and all additional sums payable under the lease as and when the same shall become due and payable. Mortgagor shall, at all times, keep, observe, and perform all terms, covenants, and conditions of the lease and do all things necessary to keep unimpaired the mortgagor's rights unto the lease and the leased premises thereunder and shall not permit or suffer any surrender, merger, cancellation, or other termination of the lease nor commit, or permit to be committed or to occur, any event of default or default by mortgagor under the lease. Mortgagor shall not modify, amend, abandon, surrender, supplement, or voluntarily terminate the lease, or any provision thereof, or waive any default or nonperformance by landlord, without having first obtained the written consent of mortgagee. Mortgagor shall exercise all renewal rights which it might have under the lease within the times and in the manner required thereby and in any event upon written request from mortgagee.

   (2) Upon receiving any notice of default from any other party thereto under the lease, or when any state of facts exist which, with the giving of notice or lapse of time, or both, would constitute a default under the lease, mortgagor shall immediately notify mortgagee and shall immediately forward a copy of any written notice of the same to the mortgagee. Mortgagee may, but shall not be obligated to, take any action as mortgagee deems necessary or desirable to prevent or cure any default by the mortgagor. Mortgagor expressly grants to mortgagee the absolute and immediate right to enter in and upon the land to such extent and as often as mortgagee, at its sole discretion, deems necessary or desirable to prevent or cure any such claimed or suspected default by mortgagor. The curing by mortgagee of any default under the lease shall not constitute a waiver of the mortgagor's default under this mortgage as a result of the occurrence of a default under the lease.

   (3) Mortgagor makes the following representations, warranties, and covenants:

   (a) The lease is in full force and effect, and has not been modified in any respect. Further, the lease creates a valid leasehold estate in mortgagor in and to the leased premises described therein;

   (b) The mortgagor's leasehold estate created by the lease is subject to no lien, security interest, or other charge or encumbrance except the lien created hereby and the lien of ad valorem taxes not yet due and payable;

   (c) No event of default or default, and to the knowledge and belief of mortgagor, no event or condition which with a giving of notice or passage of time or both would constitute a default or event of default, exists under the lease;

   (d) Mortgagor has good and marketable title to the lease and the leased premises described therein; and

   (e) This mortgage creates a valid first-priority mortgage in the tenant's leasehold interest created by the lease.

(D) Payments by mortgagor

   In the event the mortgagor shall fail to keep the insurance required hereunder in force or fail to pay said taxes, legal assessments, water rates, or other charges, fines, or impositions or lease payments, mortgagee may effect said insurance or pay said taxes, legal assessments, water rates, or other charges, fines, or impositions or lease payments, but shall be under no obligation to do so. Any sums so expended by mortgagee will be repaid by mortgagor upon demand, with interest thereon at the rate set forth in the note, and said sums and the interest thereon shall be deemed a part of the debt secured hereby and included herein.

(E) Certificates

   Mortgagor, within five business days upon request, shall furnish a written statement, duly acknowledged and notarized, of all amounts due on any indebtedness secured hereby or secured by any other lien on the mortgaged property, whether for principal or interest on the note or otherwise and covering such other matters with respect to any such indebtedness as mortgagee may reasonably require, including, but not limited to, any defaults or events of default.

(F) Events of default

   Any of the following circumstances constitute an "event of default":

   (1) Mortgagor shall fail to pay the note or any installment thereon when the same shall become due and payable or within any grace period permitted herein or in the note;

   (2) Mortgagor shall sell or permit the mortgaged property or any legal or equitable interest therein to be sold, assigned, or conveyed in any manner without the prior consent of mortgagee;

   (3) Mortgagor shall mortgage or encumber the mortgaged property or the improvements, or any interest therein, without the prior written consent of mortgagee;

   (4) Mortgagor shall file a voluntary petition in bankruptcy or be adjudged bankrupt or insolvent, make an assignment for the benefit of creditors or be placed in receivership, or mortgagor shall file any petition or answer seeking, consenting to, or acquiescing in, any reorganization, arrangement, adjustment, composition, liquidation, dissolution, or similar relief under any present or future statute, law, or regulation or shall file an answer admitting or shall fail to deny the material allegations of a petition against it for any such relief, or if any such proceeding against mortgagor seeking any such relief shall not have been dismissed within 60 days after the commencement thereof;

   (5) Mortgagor shall alter, remove, or demolish (other than by casualty covered by the insurance referred to in paragraph (A) hereof) the improvements on the mortgaged property, or sever, remove, or sell any fixtures or equipment on, in, or about said improvements or on the mortgaged property (unless mortgagor replaces same with similar items of fixtures or equipment). Mortgagor may not mortgage any of the aforesaid (except as permitted above) without the prior written consent of mortgagee and any such mortgaging will be considered an event of default;

   (6) Mortgagor shall permit, commit, or suffer any waste, impairment, or deterioration of the improvements or any part thereof, or of the equipment on the mortgaged property, or fail to keep and maintain the same and every part thereof in good condition and repair and, from time to time, make all needful and proper replacements so that said improvements, fixtures, and equipment will, at all times, be in good condition, fit and proper for the purposes for which they were originally erected or installed and such deficiency is not cured within 30 days after notice from mortgagee;

   (7) The occupancy or use of the mortgaged property shall be restricted, impaired, or enjoined by action of any third party, including, without limitation, any federal, state, or local authority, and such restriction, impairment, or injunction is not removed within 30 days after notice from mortgagee;

   (8) The landlord under the lease shall declare a default thereunder, and such default is not cured within any applicable grace period thereunder;

   (9) Mortgagor shall suffer the loss of any privilege, franchise, license, permit, or other authorization necessary for the operation of the mortgaged property and such privilege, franchise, license, permit, or other authorization is not restored within 30 days after notice from mortgagee;

   (10) Mortgagor shall suffer the filing of any lien or encumbrance, including, without limitation, any mechanic's or materialman's lien, other statutory lien, or any other lien arising by operation of law and the same is not removed within 30 days after such filing;

   (11) The lease shall be cancelled, surrendered, or terminated; or

   (12) Mortgagor, in any manner, shall fail to keep and perform any of the covenants, stipulations, and agreements set out in the note or herein contained on its part to be performed.

   Then, and in any of such events, mortgagee may immediately declare the entire unpaid principal balance of the note, with accrued unpaid interest thereon, and all other indebtedness and obligations secured hereby, immediately due and payable and proceed to enforce the collection of the same and all charges and costs, including, without limitation, reasonable attorney fees incurred by mortgagee, permitted by law and the lien of this mortgage, and may institute proceedings to enforce the lien of this mortgage.

(G) Remedies upon default

   In addition to the rights under paragraph (F) hereof, upon the happening of any event of default as provided herein, mortgagee may, at any time thereafter, at its option, without notice and without waiving any right or remedy available to it by law or under the note or otherwise, take the following actions:

   (1) Institute proceedings to enforce the lien of this mortgage;

   (2) Enforce its rights whether by action, suit, or proceeding in equity or at law for the specific performance of any covenant, condition, or agreement in the note or in this mortgage, or in aid of the execution of any power herein granted, or for the enforcement of any other appropriate legal or equitable remedy or otherwise, as mortgagee shall elect, including appointment of a receiver to manage the mortgaged property (subject to the provisions contained in the consent to leasehold mortgage by way of letter from the lessor, a copy of which is attached hereto, of even date herewith (the "consent to mortgage"); and

   (3) Enter upon the mortgaged property, and subject to the consent to mortgage, perform any and all work and take all steps necessary to manage and operate the mortgaged property by itself or through a receiver.

   All sums thus expended by it upon default shall be deemed paid to mortgagor, and added to any principal amounts owing on the note. For this purpose, the mortgagor hereby constitutes and appoints mortgagee its true and lawful attorney in fact, with full power of substitution, to operate and manage the mortgaged property thereon in the name of the mortgagor and hereby empowers mortgagee as its said attorney in fact as follows:

        (a) To enter upon, take possession of, conduct tests of, manage, and operate the mortgaged property or any part thereof, and do all things necessary or appropriate, in mortgagee's sole discretion, in connection therewith;

        (b) To make all necessary or proper repairs, renewals, replacements, or required alterations, additions, betterments, and improvements to and upon the mortgaged property as the mortgagee may deem judicious and pay all costs and expenses of so taking, holding, and managing the same;

        (c) To enforce any bond or policy of insurance or otherwise, and, without limitation, to deal with any bonding or insurance company under any policy required hereunder as mortgagor might do in its own behalf;

        (d) To pay, settle, or compromise all existing bills and claims which are or may be liens against the mortgaged property or improvements thereon, or which may be necessary or desirable for the removal of liens and encumbrances, including but not limited to the payment of any debts related to the pledging of accounts receivable to Daiwa Healthco-3 LLC, or any other party;

        (e) To prosecute and defend all actions or proceedings in connection with the mortgaged property and to take such action and require such performance as mortgagee deems necessary; and

        (f) To make, enforce, modify, or accept surrender of leases, obtain or evict tenants, fix or modify rents, or sue for or otherwise collect and receive all earnings, revenues, rents, issues, profits, and income of the mortgaged property, the improvements, the leases, or every part thereof. However, it is acknowledged by mortgagee that any accounts receivable owing to mortgagor arising out of the operation of the mortgaged property may be pledged as security for additional financing, and, to the extent that any such accounts receivable are collected by mortgagee, the same shall be remitted to the provider (the "receivable lender") of such financing until the lesser of
(x) the obligations of mortgagor to the receivable lender have been satisfied, or (y) an amount equal to the accounts receivable of the mortgagor as of the date that mortgagee enforces the rights set forth in this paragraph. The mortgagor shall provide notice to the mortgagee, in writing, by certified mail, of the name and address of any receivable lender, and a copy of any documents evidencing the agreement between the mortgagor and such receivable lender.

   The foregoing power of attorney shall be deemed coupled with an interest and cannot be revoked.

(H) Rents and profits

   All rents, issues, profits, and proceeds from the mortgaged property are hereby assigned to mortgagee. Upon the occurrence of any event of default under paragraph (F) hereof, and subject to the obligations to make payments in accordance with any accounts receivable financing as set forth in paragraph
(G)(f) hereof, all such rents, issues, profits, and proceeds shall be paid directly to mortgagee by the person(s) obligated therefor.

(I) Receiver

   In any action to foreclose this mortgage, mortgagee may, at its option as a matter of contract right (subject to the provisions contained in the consent to mortgage), have a receiver appointed to take charge of the mortgaged property and to collect such rents, issues, profits, and proceeds, all without consideration of the value of the mortgaged property as security for the amount of indebtedness secured hereby. All such rents, issues, profits, and proceeds paid to mortgagee or collected by such receiver shall be first applied to the cost of collection thereof (including the cost of such receivership, if any) and then to the payment of the interest on and principal of the note. Mortgagor, for itself and any subsequent owner of the mortgaged property, hereby waives any and all defenses to the application for such receiver and hereby specifically consents to such appointment without notice. The rights and remedies herein provided for shall be deemed to be cumulative and in addition to, not in limitation of, any other such rights or remedies provided by law.

(J) Assumption of indebtedness

   Mortgagor shall not permit the indebtedness secured by this mortgage to be assumed in any manner without the prior written consent of mortgagee (which may be withheld at mortgagee's discretion).

(K) No waiver

   Failure of mortgagee to exercise any of its remedies or other options provided for herein in the event of any violation of the warranties, covenants, and agreements herein contained or referred to, or upon the occurrence of any event of default, shall not constitute a waiver of its right to exercise such option because of any subsequent violation.

(L) Additional indebtedness

   This mortgage shall secure the payment of all renewals, amendments, replacements, and extensions of the note or substitutions therefor.


(M) No merger of lease and fee

   In the event mortgagor shall acquire the fee interest in the mortgaged property, notwithstanding any other provision contained in this mortgage or in the note, the lien of the mortgage shall continue in, and extend to, the entire interest of mortgagor in the mortgaged property including such fee interest. Unless mortgagee shall expressly consent in writing, neither the fee title nor any other estate shall, under any circumstances, be deemed to merge with the lease, notwithstanding the union of the lease and the fee title or other estate either in the tenant or landlord under the lease or any third party by purchase or otherwise and the lease shall be amended as such.

(N) Successors and assigns

   This mortgage shall be binding upon, and inure to the benefit of, the respective heirs, executors, administrators, successors, and assigns of the parties hereto.

(O) Security interest

  To the extent that this mortgage and security agreement constitutes a security agreement with respect to personal property, the rights, remedies, privileges, and duties of the mortgagee hereunder shall be governed in all respects by the Uniform Commercial Code of the Commonwealth of Kentucky. Mortgagee shall be deemed to be a secured party as defined therein and shall have all of the rights, remedies, privileges, and duties of a secured party as set forth therein. The remedies upon default available to the mortgagee hereunder shall be in addition to, and not in substitution for, the rights and remedies of a secured party under the Uniform Commercial Code of Kentucky; all of the same shall be cumulative to the greatest extent permitted by law. Subject to the provisions contained in the consent to mortgage, whenever there exists an event of default hereunder, the mortgagee may exercise, from time to time, any rights and remedies available to it under applicable law upon default in payment of indebtedness. The mortgagor shall, promptly upon request by the mortgagee, assemble the collateral and make it available to the mortgagee at such place or places, reasonably convenient for both the mortgagee and the mortgagor, as the mortgagee shall designate. Any notification required by law of intended disposition by the mortgagor of any of the collateral shall be deemed reasonably and properly given if given at least 10 days before such disposition. Without limiting the foregoing, and subject to the consent to mortgage, whenever there exists a default hereunder, the mortgagee may, with respect to so much of the collateral as is personal property under applicable law, to the fullest extent permitted by applicable law of any kind, take the following actions:

   (1) Notify any person obligated on the collateral to perform directly for the mortgagee its obligations hereunder;

   (2) Enforce collection of any of the collateral, by suit or otherwise, and surrender, release, or exchange all or any part thereof or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

   (3) Endorse any checks, drafts, or other writings in the name of the mortgagor to allow collection of the collateral;

   (4) Take control of any proceeds of the collateral;

   (5) Enter upon any premises where any of the collateral may be located and take possession of and remove such collateral;

   (6) Sell any or all of the collateral, free of all rights and claims of the mortgagor therein and thereto, at any public or private sale; and

   (7) Bid for and purchase any or all of the collateral at any such sale.

Any proceeds of any disposition by the mortgagee of any of the collateral may be applied by the mortgagee to the payment of any expenses or fees incurred in connection with the collateral, including reasonable attorney fees and legal expenses, and any balance of such proceeds shall be applied by the mortgagee toward the payment of such of the indebtedness and in such order of application as the mortgagee may determine in its sole discretion. The mortgagee may exercise, from time to time, any rights and remedies available to it under the Uniform Commercial Code or other applicable law as in effect from time to time. The mortgagor hereby expressly waives presentment, demand, notice of dishonor, protest, and notice of protest in connection with the note and, to the fullest extent permitted by applicable law, any and all other notices (except such notice as is expressly required to be given under the terms hereof), demands, advertisements, hearings, or process of law in connection with the exercise by the mortgagee of any of its rights and remedies hereunder. The mortgagor hereby constitutes the mortgagee its attorney in fact with full power of substitution to take possession of the collateral upon any event of default and, as the mortgagee in its sole discretion deems necessary or proper, to execute and deliver all instruments required by the mortgagor to accomplish the disposition of the collateral. This power of attorney is a power coupled with an interest and is irrevocable while any of the indebtedness is outstanding. This mortgage is intended to be a financing statement within the purview of section 9-402 of the Uniform Commercial Code with respect to those items of equipment, goods, or inventory which are fixtures on the premises. The addresses of the mortgagor (debtor) and mortgagee (secured party) are set forth above. This mortgage is to be filed for record in the real estate records of the county where the premises are located.

(P) Execution of documents

   Mortgagor hereby agrees that, upon the written request of mortgagee, mortgagor will execute, deliver, record, and/or file any and all additional mortgages, security agreements, pledge agreements, and financing statements, in form and substance satisfactory to mortgagee, in connection with the liens in and to the mortgaged property granted hereby.

(Q) Notice to landlord and receivable lender of default; landlord's rights

   Mortgagee agrees that in the event it elects to declare an event of default as provided in paragraph (F) hereof, mortgagee shall provide written notice to the landlord under the lease, and the receivable lender, by hand delivery or by registered or certified mail, and specifically to the landlord: Lee Gunderson , Pioneer Court, 2122 Pioneer Drive, Beloit, WI 53511, with a copy to Robert M. Hesslink, Jr., Hesslink Law Offices, S.C., P.O. Box 930005, Verona, WI 53593, and the receivable lender: at the address and to the attention of the party set forth in the notice to the mortgagee given pursuant to paragraph (G)(f) hereof, (which may be a copy of any default notice sent to mortgagor) of its intention to declare a default under the terms of this mortgage and to pursue its remedies hereunder. The landlord may (but shall not be required to) directly cure any default of mortgagor under the mortgage by paying any amount due and owing to mortgagee or by performing or causing to be performed any other act or omission of mortgagor constituting a default under the mortgage. The landlord shall have the same period of time as mortgagor to remedy the particular default, which cure period in favor of the landlord shall commence at the end of the tenant's cure period, and mortgagee shall accept performance by the landlord as if it had been done or performed by the mortgagor. If landlord pays the outstanding principal balance due under the note, together with all interest, penalties, and other amounts due thereunder, mortgagor shall release the lien of this mortgage of record.

   PROVIDED, HOWEVER, that if mortgagor shall pay the note according to the terms thereof, then this mortgage shall be void, and mortgagee shall, at mortgagor's cost and request, release the same.

   IN TESTIMONY WHEREOF, witness the signature of mortgagor.

                         Perennial Health Beloit, Inc.

                         ___________________________
                         By: David V. Hall, President


Commonwealth of Kentucky
County of Jefferson

   The foregoing instrument was acknowledged before me July 8, 1999 by David
V. Hall, President of Perennial Health Beloit, Inc., a Kentucky corporation, on behalf of the corporation.

_________________________________
Signature
My commission expires _______________

                               EXHIBIT A

                    Legal Description of Property

The land referred to is situated in the State of Wisconsin, County of Rock, and is described as follows: Lots Twelve (12), Thirteen (13), Fourteen (14), Fifteen (15), Sixteen (16), Seventeen (17), Eighteen (18), Nineteen (19) and Twenty (2) of Fairview Gardens, a subdivision, in the City of Beloit, County of Rock and State of Wisconsin.

                               Return to:Edward M. King, Esquire
                               Brown, Todd & Heyburn PLLC
                               400 West Market Street, 32nd Floor
                               Louisville, KY  40202-3363



LEASEHOLD MORTGAGE AND SECURITY AGREEMENT













Prepared by:

MICHAEL KITCHEN, ESQUIRE
Perennial Health Systems, Inc.
Waterfront Plaza
325 West Main Street, Suite 1400B
Louisville, Kentucky  40202

                           STOCK PLEDGE AGREEMENT


     THIS STOCK PLEDGE AGREEMENT (the "agreement") is made and entered into as of July 9, 1999 by and between DAVID V. HALL, 1011 Alta Vista Road, Louisville, Kentucky (hereinafter referred to, whether one or more than one person or entity, as the "stockholder"); and BERT L BLIEDEN ("lender"), an individual having an address c/o Kaden Companies, Kaden Tower, 14th Floor, 6100 Dutchmans Lane, Louisville, Kentucky 40205.

     WHEREAS, stockholder owns 3,438,235 shares (the "shares") of the Common Stock of Perennial Health Systems, Inc., a Colorado corporation; and

     WHEREAS, Perennial Health Systems, Inc. (hereinafter referred to, whether one or more than one person, corporation, firm, or entity, as "borrower"), 325 West Main Street, Suite1400B, Louisville, Kentucky 40202, desires to transact business with and to obtain credit from, but lender is unwilling to extend or continue credit to borrower unless the stockholder shall pledge to lender certain of the shares, as hereinafter described, as security for all of the obligations of borrower to lender as hereinafter defined;

     NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the stockholder, and to induce lender to extend credit to borrower, and acknowledging that lender in extending such credit shall rely on this agreement, stockholder and lender do hereby agree as follows:

(A) Deposit and pledge of shares

     Stockholder has deposited with, and hereby pledges and assigns to lender and grants lender a continuing security interest in 100,000 shares (the "pledged shares") of the common stock of company now registered and standing in the stockholder's name, which pledged shares are evidenced by the certificate of company in the stockholder's name on deposit with lender, together with stock powers duly endorsed in blank attached thereto. The stockholder and lender acknowledge that, in conjunction with additional pledge agreements to additional lenders (the "Lenders") executed simultaneously herewith the stockholder has delivered to Lenders stock certificate #1287, executed in blank, and representing 3,438,225 shares, for the express purpose of having said stock delivered to the transfer agent, and having six certificates re-issued in the name of the stockholder, five certificates in the amount of 100,000 shares each, and one certificate for 2,938,225 shares, with all of said shares to be delivered to the Lenders. Upon the delivery of such certificates, each lender shall retain one stock certificate for 100,000 shares, and an appropriate stock power, and the balance of said certificates shall be returned to the Lender.

(B) Obligations secured

     This agreement is made as collateral security for, and the security interest granted in the pledged shares secures the following obligations (hereinafter sometimes referred to collectively as the "obligations"):

   (1) All principal advanced pursuant to and interest (including any interest due after default and late charges) due under the promissory note (the "note") of even date herewith in the face principal amount of $100,000 made by borrower to the order of lender, and any renewals and extensions and amendments of the note or substitutions and replacements for the note;

   (2) All expenses, costs, and charges, of any nature whatsoever, including, without limitation, reasonable attorney fees of lender, required to be paid by lender in enforcing any of its rights and remedies under the loan agreement pursuant to which the note was issued, or under any of the other "loan documents" described in the loan agreement;

   (3) The payment of all fees now or hereafter due lender in connection with or arising out of the note, the loan agreement, and the other loan documents, and the due and punctual performance and observance of all other agreements, obligations, warranties, and representations of borrower to lender under any loan document; and

   (4) Any and all other debts, liabilities, and obligations of borrower to lender, whether created directly by borrower or acquired by assignment or otherwise, whether joint or several, matured or unmatured, absolute or contingent, and whether now existing or hereafter arising, whether of the same or different class or type as the note, and whether or not the creation of same was reasonably foreseeable or would be naturally contemplated by borrower or lender on the date of this agreement, it being the intent of lender and borrower that all of the same be secured hereby for all purposes of this agreement.

(C)      Representations and warranties

   Stockholder represents and warrants to lender that:

   (1) Stockholder is the registered and absolute beneficial owner of the pledged shares free from all liens and security interests, charges, equities, and encumbrances as of the date hereof except for the liens and security interests created by this agreement.

   (2) Stockholder has the right to enter into this agreement, the execution and performance of which will not, either immediately, or with notice and/or passage of time, conflict with or constitute a breach under any agreement to which stockholder is a party, or result in the creation or imposition of any encumbrance upon the pledged shares except as granted hereby.

   (3) The pledged shares are validly issued and outstanding, fully paid, and nonassessable. The pledged shares are freely transferable by lender under this stock pledge agreement without the necessity of complying with any shareholders agreement or similar arrangement.

(D) Maintenance of pledged shares and of interest in company

        Stockholder agrees that until such time as borrower has paid in full or discharged all of its obligations to lender hereunder, stockholder shall not sell, assign, pledge, or option all or any portion of the pledged shares or any interest therein without the prior written consent of lender, and that any and all new shares of capital stock, securities, rights, warrants, options, and the like created in respect of the pledged shares, whether by stock split, stock dividend, merger, reorganization, consolidation, recapitalization, or otherwise, shall be delivered promptly on receipt (with appropriate stock powers endorsed in blank) by the stockholder to, and shall be held by, lender subject to the terms, provisions, and conditions of this agreement, and the term "pledged shares" as used herein shall be deemed to include all such new shares, securities, rights, warrants, options, and the like and the same are hereby pledged and assigned, and a security interest therein is hereby granted to lender as security for the obligations.

(E) Cash dividends

      So long as no event of default has occurred under this agreement, all cash dividends declared in respect of any of the pledged shares shall be paid in full to the stockholder, except for partial or complete liquidation dividends and other distributions, all of which shall be paid to the lender for application to the note and the other obligations. From and after the occurrence of an event of default under this agreement, all such cash dividends shall be paid directly to the lender for application to the note and other obligations in such order as lender may select in its sole and absolute discretion, and if the stockholder receives any such dividends, stockholder shall be a fiduciary for the lender and stockholder shall receive the same in trust for lender and immediately shall remit the same to lender for application to the obligations in the manner aforesaid. Stockholder hereby constitutes and appoints lender as the irrevocable attorney in fact for stockholder to endorse stockholder's name to all checks in payment of such dividends and to execute such documents and instruments and to perform such other acts as the lender may deem necessary, appropriate, or desirable to effect the payment of such cash dividends directly to the lender.

(F) Voting of stock prior to event of default

      So long as there is no default in the performance of any of the terms, provisions, and conditions of this agreement, stockholder shall be entitled to vote the pledged shares for purposes not inconsistent with the covenants, obligations, or agreements of stockholder contained in this agreement. It is acknowledged and agreed by stockholder that it would be inconsistent with this agreement to, and stockholder therefore shall not without prior written consent of lender, vote the pledged shares prior to default in favor of any proposals to allow company to (1) issue any additional capital stock of any kind (common or preferred) or options, subscription rights, warrants, or other instruments with respect thereto or debt securities convertible into capital stock, or sell or issue or reissue any treasury stock, or (2) merge into or with or consolidate with any other corporation or business, or participate in any reorganization or recapitalization, or (3) sell or lease to others all or substantially all of its assets, or (4) take any corporate action intended to accomplish, in whole or in part, any of the foregoing.

(G) Maintenance of priority of pledge

        Stockholder shall be liable for and shall timely pay and discharge all taxes, assessments, and governmental charges imposed upon the pledged shares by any federal, state, or local authority, the liens of which would or might be held prior to the rights of lender hereunder in and to the pledged shares, or which are imposed on the holder and/or registered owner of the pledged shares. Stockholder shall not, at any time while this agreement is in effect, enter into any stock restriction or buy-sell agreement applicable to the pledged shares, or do or suffer any other act or thing whereby the rights of lender in the pledged shares would or might be materially impaired. Stockholder shall execute and deliver such further documents and take such further actions as may be reasonably required to confirm the rights of lender in and to the pledged shares or otherwise to effect the intended purposes of this agreement.

(H)  Conversion

       Stockholder and lender agree that in the event that the lender exercises the option granted in the note to the full extent possible ($50,000 for 100,000 shares), then, to the extent that any unpaid balance remains on the note, the Lender may assign all, or part of his interest in such note to stockholder, and take in return for such assignment a number of the shares of the pledged stock equal to the balance due on the note, divided by $.50.

(I) Events of default

   Each of the following shall be deemed an "event of default" hereunder:

   (1) If any default occurs in the payment or performance of the note or any of the other obligations described in the section of this agreement entitled "Obligations secured," strictly in accordance with their respective terms (including after any applicable requirement for notice and opportunity to cure which may be expressly provided for in the document, instrument, or agreement evidencing or governing such obligation); or

   (2) If stockholder shall fail to comply fully with any provision of this agreement and the same is not cured within fifteen (15) days after lender shall have given stockholder written notice thereof; or

   (3) If any warranty or representation made by stockholder to lender herein or in any certificate, instrument, agreement, or other writing now or hereafter delivered by stockholder to lender, shall prove to have been untrue or materially misleading as of the time made.

(J) Remedies upon event of default

     Upon the occurrence of any event of default as described in this agreement, lender shall have the following rights and remedies, in addition to all other rights and remedies provided by law or in equity, all of which shall be cumulative and may be exercised from time to time, either successively or concurrently:

   (1) To declare the note and all of the other obligations of stockholder to be immediately due and payable in full, with all accrued interest thereon, and to sell the pledged shares in one or more lots, and from time to time, upon not less then 10 days' prior written notice to stockholder of the time and place of sale with respect to any public sale, and upon not less than 10 days' prior written notice to stockholder of the date after which the pledged shares may be sold with respect to any private sale (which notice in each case the stockholder hereby agrees is commercially reasonable), for cash or upon credit or for future delivery, the stockholder hereby waiving all rights, if any, to require marshalling of the pledged shares and any other security for the payment of the obligations and, at the option of and in the discretion of lender, to sell the pledged shares either:

   (a) At a public sale or sales, including a sale at or on any broker's board or stock exchange; or

   (b)      At a private sale or sales.

     Lender may bid for and acquire the pledged shares or any portion thereof at any public sale, free from any redemption rights of stockholder to the fullest extent permitted by applicable law, and, in lieu of paying cash therefor, may make settlement for the selling price of the pledged shares or part thereof by crediting, against the balance due under the obligations, the net selling price of the pledged shares, after deducting all of lender's reasonable costs and expenses of every kind and nature therefrom, including reasonable attorney fees of lender incurred in connection with realizing upon the pledged shares and collecting the obligations, to the full extent that recovery of such fees by lender is not prohibited by the laws of the Commonwealth of Kentucky.

        Lender may elect at its sole option and in lender's complete discretion to sell the pledged shares or any portion thereof on credit or for future delivery, and the pledged shares so sold may, at the option of lender, either be delivered to the purchaser thereof or retained by lender until the selling price is paid by the purchaser, but in either event lender shall incur no liability in case of failure by the purchaser to pay for the pledged shares sold. If such purchaser shall fail to make payment for the pledged shares, the pledged shares may be sold again by lender in the manner provided for in this section, and until such pledged shares are taken up and paid for at a sale as provided for in this section, the pledged shares shall remain subject to this agreement and the security interest and rights granted to lender herein.

        After deducting all of its reasonable costs and expenses of every kind, including, without limitation, legal fees and (SEC and other) registration fees and expenses, if any, in connection with the sale of the pledged shares, lender shall apply the residue of the proceeds of any sale or sales of the pledged shares to the note and the other obligations in such order as lender may select. Lender shall not incur any liability solely because of the fact that the price or prices for which the pledged shares or any portion thereof which is sold at a private sale or sales is less than the price which might have been obtained at a public sale or sales, or vice versa, or in the event that the price received for the pledged shares is less than the amount of the obligations. Stockholder agrees that lender may, without incurring liability therefor, accept the first offer received without offering the pledged shares to more than one offeree. Stockholder agrees that lender shall not be liable for any delay in selling the pledged shares or portion thereof after an event of default, solely because the price of the pledged shares declines during such interval. Stockholder further agrees that lender may sell the pledged shares or portion thereof immediately upon the occurrence of an event of default and shall not be liable therefor even though the price of the pledged shares should increase after such sale.

   (2) To exercise, at the sole and exclusive option of lender, and only upon the affirmative exercise by lender of such option, all voting rights and privileges whatsoever with respect to the pledged shares, and to transfer or have the pledged shares transferred into the name of lender. Without limitation of the preceding sentence, lender may vote the pledged shares to remove the directors and officers of the borrower, to elect new directors and officers of the borrower who thereafter shall manage the affairs of the borrower, to operate the properties and carry on the business and otherwise take any action with respect to the affairs of borrower as lender shall deem necessary or appropriate to the fullest extent permitted by law, to vote to liquidate borrower or any or all of its businesses, to authorize the borrowing of money in the name of borrower, to pledge the assets of borrower to secure any borrowings of borrower, to cause borrower to observe and perform, or to amend or terminate, any and all agreements of borrower, and to enter into new agreements. Stockholder hereby constitutes lender in such event as its proxy and attorney in fact for all purposes regarding voting the pledged shares, and this appointment shall be deemed coupled with an interest and is and shall be irrevocable until all of the obligations of borrower to lender secured hereby have been fully paid and terminated; and all persons whatsoever shall be conclusively entitled to rely upon lender's verbal or written certification that it is entitled to vote the pledged shares hereunder. Anything contained in this subsection or this agreement to the contrary notwithstanding, lender pursuant to the execution and delivery of this agreement does not intend nor shall lender be deemed to be exercising any control over the business or affairs of borrower, and any exercise of the rights of lender with respect to the pledged shares and the exercise of any such control over borrower shall occur only upon the affirmative election of lender to engage in such activities.

   (3) To exercise all rights of a secured party under the Uniform Commercial Code of Kentucky and all other applicable laws.

(K) Compliance with securities laws

        If lender decides to sell all or any of the pledged shares as provided herein and if, in the opinion of counsel for lender, stockholder, or Perennial Health Systems, Inc., it is necessary or advisable to comply with the provisions of any securities laws for exemption from any applicable registration requirements in connection with such sale, or to have such pledged shares registered under the provisions of any securities laws, stockholder agrees without cost or expense to lender to prepare, execute, and deliver all such documents and to do or cause to be done all other such acts and things as may be necessary or, in the opinion of lender, advisable, (including, but not limited to, the payment of fees, costs, expenses, and charges to or for the actions as shall be necessary to cause the borrower):
(1) to comply with the provisions of any securities laws concerning exemption from the registration requirements thereof, including but not limited to furnishing to lender all information which lender in its sole discretion and judgment deems pertinent to determine the number of pledged shares which may be sold by lender as exempt transactions under section 4(4) of the Securities Act of 1933 and Rule 144 of the Securities and Exchange Commission (or any laws in effect in lieu thereof), as the same are from time to time in effect, if lender decides to use such provisions in order to effect any transaction in the pledged shares; and (2) to qualify any pledged shares under any applicable "Blue Sky Laws" and to obtain the approval of any required government authority to any such disposition or dispositions, to register all or any part of the pledged shares under any securities laws, to cause any registration statement relating to such registration to become effective and to remain effective for so long as necessary to lawfully effect the sale of any pledged shares as registered securities, to make all amendments thereto and/or to related prospectuses which in the opinion of lender are necessary or desirable under appropriate securities laws, and to do any and all other acts and things necessary or appropriate in lender's sole discretion and judgment to qualify or register any of the pledged shares for disposition under any securities laws.

(L) Indemnity

     Stockholder agrees jointly and severally to indemnify and hold lender, and any affiliate of lender, and any officer, director, employee, agent, or independent contractor of lender or any affiliate of lender (in this section all such persons are referred to collectively as "related parties" of lender) from and against any and all causes of action, suits, actions, losses, liabilities, costs, demands, claims, expenses (including reasonable legal fees incurred in connection therewith), and damages (hereinafter in this section each and all of the foregoing are referred to as the "indemnified claims") arising out of, based upon, or in connection with: (1) any action taken or information furnished by stockholder and/or borrower under or pursuant to this agreement, including any failure to furnish information necessary to make any information so furnished complete, accurate, and not misleading, regardless of any independent investigation made by or on behalf of lender and/or lender's related parties; (2) any failure by stockholder and/or borrower to take, or any unreasonable delay by stockholder and/or borrower in taking, any action stockholder and/or borrower are required to take under or pursuant to this agreement; or (3) the sale or other disposition of any pledged shares by lender or the related parties, including any violation or alleged violation or failure to comply with any securities laws in connection with any aspect of any such disposition, including, but not limited to, any untrue statement or alleged untrue statement of a material fact in any document filed with any government authority with respect to any pledged shares or arising out of or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make any statement therein not misleading, such indemnification to be and remain operative regardless of any investigation independently made by or on behalf of lender and/or any related parties thereof, provided that stockholder shall not be liable in any case to the extent that any indemnifiable event is based solely on an untrue statement or alleged omission generated solely by lender and not in reliance in whole or part on information furnished by or on behalf of stockholder or borrower, whether or not such reliance of lender thereon is reasonable.

(M) Acknowledgments and disclaimers

        Stockholder agrees that the whole or any part of any security now or hereafter held for the obligations may be exchanged, compromised, or surrendered by lender from time to time, so long as not inconsistent with any other provisions hereof, that any instrument securing the obligations may be modified and rights of lender or others thereunder waived, and that the pledged shares shall remain as security for the obligations notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, indulgence, or release, all of which may be effective without notice to or further consent by stockholder and none of which shall affect the right of lender to pursue the remedies available to lender under this agreement. The ability of lender to pursue its remedies hereunder with respect to the pledged shares after the occurrence of an event of default shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against any person or against any or all of other security, guaranties, or liens available to lender for the payment and performance of the obligations. Stockholder agrees that any claim or right it may have against borrower to recover the value of the pledged shares or any portion thereof, or any claim against any other sums paid upon the obligations secured hereby, whether arising from subrogation to the rights of lender or otherwise, shall be subordinate to the prior payment to lender of all of the obligations of borrower to lender, and that no such right or claim shall be asserted by stockholder against borrower until all of such obligations are paid or discharged. Stockholder hereby waives any claim to marshalling of assets, any right to require that any action be brought against any other person prior to the exercise by lender of its remedies with respect to the pledged shares, and any right to require that resort be had to any security for the obligations or to any balance of any deposit account or credit on the books of lender in favor of any person prior to action by lender hereunder to realize upon the pledged shares after an event of default.

(N) Return of pledged shares

        Stockholder shall be entitled to return of the pledged shares only upon written request from stockholder to lender made at a time when all of the obligations of borrower to lender hereunder shall have been extinguished, and borrower shall not be indebted to lender in any manner whatsoever, whether direct, indirect, absolute, or contingent, nor entitled to receive credit from or become indebted to lender.

(O) Notices

        All notices, elections, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been given at the time delivered or deposited in the United States mails, certified or registered and postage prepaid, addressed to the parties at the address for each first set forth in this agreement, or at such other address as to which any party hereto shall have given notice to the other in accordance with this section.

(P) Governing law

        The laws of the Commonwealth of Kentucky shall govern the construction of this agreement and the rights, remedies, and duties of the parties hereunder.

(Q) Successors and assigns

        This agreement shall bind stockholder and the successors, assigns, and legal representatives of stockholder, and shall inure to the benefit of lender and its successors and assigns.

(R) Complete agreement; modification

        This agreement contains the final, complete, and exclusive agreement of the parties with respect to its subject matter, and may not be modified except by a writing signed by or on behalf of each of the parties hereto.

(S) Time of essence

        Time shall be of the essence in the performance of all of stockholder's obligations hereunder.

(T) Captions

        The captions and headings of the sections shall be ignored in interpreting the provisions of this agreement.

        IN WITNESS WHEREOF, the parties hereto have each duly executed this agreement as of the day first above set forth, but actually on the date or dates set forth below.

Stockholder:

______________________
DAVID V. HALL

Date:__________________

Lender:


______________________
BERT L BLIEDEN

Date:__________________

                        WARRANT TO PURCHASE COMMON STOCK
                                      OF
                         PERENNIAL HEALTH SYSTEMS, INC.

     THE TRANSFER OF THIS WARRANT IS RESTRICTED BY THE TERMS OF THIS WARRANT. EXCEPT AS PROVIDED HEREIN, THIS WARRANT MAY NOT BE GIVEN, SOLD, PLEDGED OR OTHERWISE TRANSFERRED.

     THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS AND THIS WARRANT MAY NOT BE OFFERED FOR SALE OR SOLD UNLESS IT IS REGISTERED UNDER THE APPROPRIATE SECURITIES LAWS OR IT OR SUCH OFFER OR SALE IS EXEMPT FROM SUCH REGISTRATION AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT, REASONABLY SATISFACTORY TO THE COMPANY IN FORM AND SUBSTANCE.


   No. W-1 Warrant to Purchase 200,000 Shares of Common Stock (subject to adjustment)

Void after July 8, 2001

     For valued received, Perennial Health Systems, Inc., a Colorado corporation (the "Company") hereby certifies that, ________________ or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, TWO HUNDRED THOUSAND (200,000) shares of the Common Stock, without par value, of the Company ("Common Stock"), as constituted on July 8, 1999 (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States as hereinafter provided, at the per share price of THIRTY-FIVE CENTS ($.35) (the "Exercise Price"). The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is registered and its transfer may be registered upon the books maintained for that purpose by the Company by delivery of this Warrant duly endorsed.

     1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern time, on July 8, 2001, and shall be void thereafter.

     2.      Exercise of Warrant.

     2.1. Method. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed by the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder), upon payment (a) in cash or by wire transfer to a bank account designated by the Company or by a certified or cashier's check, (b) by cancellation by the Holder of indebtedness of the Company to the Holder, or (c) by a combination of (a) and (b), of the Exercise price of the shares to be purchased; provided, however, that if less than all of the purchase rights represented by this Warrant are exercised, such exercise shall involve the purchase of at least

ONE HUNDRED THOUSAND (100,000) shares of Common Stock, adjusted as provided in
Section 6 below.

     2.2. Effect. This Warrant shall be deemed to have been exercised at the time of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares at and after such time. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue to the person entitled to receive the same a certificate for the number of shares of Common Stock issuable upon such exercise. If this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant exercisable for the number of shares for which this Warrant may then be exercised.

     2.3. Holder Not A Shareholder. The Holder shall neither be entitled to vote nor receive dividends nor be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose until the Warrant has been exercised as provided in this Section 2.

     2.4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

3.      Ownership Restrictions

     3.1. Record Ownership. The Company shall maintain a register of the Holders of the Warrants (the "Register") showing their names and addresses and the serial numbers and number of Common Shares purchasable issued to or transferred of record by them from time to time. The Register may be maintained in electronic, magnetic or other computerized form . The Company may treat the person named as the Holder of this Warrant in the Register as the sole owner of this Warrant. The Holder of this Warrant is the person exclusively entitled to receive notifications with respect to this Warrant, exercise it to purchase shares of Common Stock and otherwise exercise all of the rights and powers as the absolute owner hereof.

     3.2. Registration of Transfer. Transfers of this Warrant may be registered on the books of the Company maintained for such purpose pursuant to
Section 3.2 above (i.e., the Register). Transfers shall be registered when this Warrant is presented to the Company duly endorsed with a request to register the transfer hereof. When this Warrant is presented for transfer and duly transferred hereunder, it shall be canceled and a new Warrant showing the name of the transferee as the Holder thereof shall be issued in lieu hereof. When this Warrant is presented to the Company with a reasonable request to exchange it for Warrants of other denominations, the Company shall make such exchange and shall cancel this Warrant and issue in lieu thereof Warrants exercisable for an equal number of shares of Common Stock in the denominations requested by the Holder.

     3.3. Worn and Lost Warrants. If this Warrant becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Warrant in lieu hereof upon its surrender. If this Warrant is lost, destroyed or wrongfully taken, the Company shall issue a new Warrant in place of the original Warrant if the Holder so requests by written notice to the Company and the Holder has delivered to the Company an indemnity agreement reasonably satisfactory to the Company with an affidavit of the Holder that this Warrant has been lost, destroyed or wrongfully taken.

     3.4. Restrictions on Transfer. This Warrant and the Common Stock issuable upon the exercise hereof have not been registered under the Act or any applicable state securities laws and this Warrant and the Common Stock issuable upon the exercise of this Warrant may not be offered for sale or sold unless such offer or sale is registered under the appropriate securities laws or such transfer is exempt from such registration and the Company has received an opinion of counsel, reasonably satisfactory to the Company in form and substance, stating that such offer or sale is exempt from registration under
applicable state and federal securities laws.   In addition, the Holder may
only transfer this Warrant and the Common Stock issuable upon the exercise hereof with the prior written consent of the Company.

     3.5. Legend. Upon any exercise of a Warrant, the certificates representing the securities purchased thereby shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS AND THESE SECURITIES MAY NOT BE OFFERED FOR SALE OR SOLD UNLESS THEY ARE REGISTERED UNDER THE APPROPRIATE SECURITIES LAWS OR THEY OR SUCH OFFER OR SALE ARE EXEMPT FROM SUCH REGISTRATION AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT, REASONABLY SATISFACTORY TO THE COMPANY IN FORM AND SUBSTANCE.

     3.6. Warrant Agent. The Company may, by written notice to the Holder appoint an agent for the purpose of maintaining the Register issuing Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging or transferring this warrant, or any or all of the foregoing. Thereafter, any such registration issuance, exchange, or transfer, as the case may be, shall be made at the office of such agent.

     4. Reservation of Stock. The Company covenants that, during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of Shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to its Articles of Incorporation (the "Articles"). The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be duly authorized, validly issued, fully paid, non-assessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     5. Distributions. If: (a) the Company sets a record date for the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or (b) there is any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another entity, or any conveyance of all or substantially all of the assets of the Company or (c) there is any voluntary dissolution, liquidation or winding-up of the Company, the Company will mail to the Holder a notice specifying, as the case may be,
(A) the record date for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other Stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fourteen (14) days prior to the date therein specified.

     6. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

     6.1. Merger, Sale of Assets, etc. If, at any time while this Warrant or any portion thereof is outstanding and unexpired, there shall be (a) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (b) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (c) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 6. The foregoing provisions of this Section 6.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     6.2. Reclassification, etc. If the Company, at any time while this Warrant or any portion thereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Base Price and Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.

     6.3. Split, Subdivision or Combination of Shares. If the Company, at any time while this Warrant or any portion thereof remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Base Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination, and the number of shares of Common Stock for which this Warrant is exercisable shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

     6.4. Adjustment for Dividends in Stock or Other Securities or Property. If, while this Warrant or any portion hereof remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then, and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other security or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 6.

     6.5. Certificate as to Adjustments. Upon the occurrence of each adjustment pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, and the Exercise Price before and after the adjustment. The Company shall, at any time upon the written request of any Holder, furnish to such Holder a certificate setting forth: (a) such adjustments; (b) the Exercise Price then in effect; and (c) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the warrant.

     6.6. No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

     7. Amendments. This Warrant may not be amended without the prior written consent of the Holder.

     8. Notices. Any notice, certificate or other communication which is required or convenient under the terms of this Warrant shall be duly given if it is in writing and delivered in person or mailed by first class mail, postage prepaid, and directed to the Holder of the Warrant at its address as it appears on the Register, or, if to the Company, to its principal executive offices. The time when such notice is sent shall be the time of the giving of the notice.

     9. Time. Where this Warrant provides for a payment or performance on a Saturday or Sunday or a public holiday in the State of Kentucky, such payment or performance may be made on the next succeeding business day.

     10. Rules of Construction. In this Warrant, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender. The numbers and titles of sections contained in this Warrant are inserted for convenience of reference only, and they neither form a part of this Warrant nor are they to be used in the construction or interpretation hereof.

     11. Governing Law. The validity, terms, performance and enforcement of this Warrant shall be governed by those laws of the Commonwealth of Kentucky that are applicable to agreements that are negotiated, executed, delivered and performed solely in the Commonwealth of Kentucky

     IN WITNESS WHEREOF, Perennial Health Systems, Inc. has caused this Warrant to be executed by its officer thereto duly authorized.


                                  PERENNIAL HEALTH SYSTEMS, INC.


                                  BY:_______________________________

                                  TITLE:_____________________________

                             Notice of Exercise

          (To be completed and signed only upon exercise of Warrant]

     The undersigned, the Holder of this Warrant, hereby irrevocably elects to exercise the right to purchase Common Stock without par value, of Perennial Health Systems, Inc. as follows:

                    ___________________________________________________
                    (whole number of Warrants exercised)

                    ___________________________________________________
                    (Dollars $)

                    ___________________________________________________
                    (number of warrants exercised times Exercise Price)

                    ___________________________________________________
                    (name of holder of shares if different than
                      Holder of Warrant)

                    ___________________________________________________
                    (address of holder of shares if different than
                      address of Holder of Warrant)

                     __________________________________________________
                     (Social Security or TIN of holder of shares if
                       different than Holder of Warrant)


Date:___________       Sign: _____________________________________________
                             (Signature must conform in all respects to
                              name of Holder shown on face of this Warrant)

Signature Guaranteed: (Signature must be guaranteed if name of holder of shares differs from registered Holder of Warrant)

                            Assignment of Warrant

The undersigned hereby sell(s) and assign(s) and transfer(s) unto

________________________________________________________________
(name, address and SON or TIN of assignee)

_____________________________________ of  this Warrant.
(portion of Warrant)


Date:

Sign:
(Signature must conform in all respects to name of Holder shown on face of Warrant)

Signature Guaranteed:

                     WARRANT TO PURCHASE COMMON STOCK
                                   OF
                       PERENNIAL HEALTH SYSTEMS, INC.

     THE TRANSFER OF THIS WARRANT IS RESTRICTED BY THE TERMS OF THIS WARRANT. EXCEPT AS PROVIDED HEREIN, THIS WARRANT MAY NOT BE GIVEN, SOLD, PLEDGED OR OTHERWISE TRANSFERRED.

     THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS AND THIS WARRANT MAY NOT BE OFFERED FOR SALE OR SOLD UNLESS IT IS REGISTERED UNDER THE APPROPRIATE SECURITIES LAWS OR IT OR SUCH OFFER OR SALE IS EXEMPT FROM SUCH REGISTRATION AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT, REASONABLY SATISFACTORY TO THE COMPANY IN FORM AND SUBSTANCE.


     No. W-1 Warrant to Purchase 120,000 Shares of Common Stock (subject to adjustment)

Void after July 8, 2000

     For valued received, Perennial Health Systems, Inc., a Colorado corporation (the "Company") hereby certifies that, ________________ or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, ONE HUNDRED TWENTY THOUSAND (120,000) shares of the Common Stock, without par value, of the Company ("Common Stock"), as constituted on July 8, 1999 (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States as hereinafter provided, at the per share price of ONE CENT ($.01) (the "Exercise Price"). The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is registered and its transfer may be registered upon the books maintained for that purpose by the Company by delivery of this Warrant duly endorsed.

     1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern time, on July 8, 2000, and shall be void thereafter.

     2.      Exercise of Warrant.

     2.1. Method. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed by the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder), upon payment (a) in cash or by wire transfer to a bank account designated by the Company or by a certified or cashier's check, (b) by cancellation by the Holder of indebtedness of the Company to the Holder, or (c) by a combination of (a) and (b), of the Exercise price of the shares to be purchased; provided, however, that if less than all of the purchase rights represented by this Warrant are exercised, such exercise shall involve the purchase of at least ONE HUNDRED THOUSAND (100,000) shares of Common Stock, adjusted as provided in
Section 6 below.

     2.2. Effect. This Warrant shall be deemed to have been exercised at the time of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares at and after such time. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue to the person entitled to receive the same a certificate for the number of shares of Common Stock issuable upon such exercise. If this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant exercisable for the number of shares for which this Warrant may then be exercised.

     2.3. Holder Not A Shareholder. The Holder shall neither be entitled to vote nor receive dividends nor be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose until the Warrant has been exercised as provided in this Section 2.

     2.4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

3.      Ownership Restrictions

     3.1. Record Ownership. The Company shall maintain a register of the Holders of the Warrants (the "Register") showing their names and addresses and the serial numbers and number of Common Shares purchasable issued to or transferred of record by them from time to time. The Register may be maintained in electronic, magnetic or other computerized form . The Company may treat the person named as the Holder of this Warrant in the Register as the sole owner of this Warrant. The Holder of this Warrant is the person exclusively entitled to receive notifications with respect to this Warrant, exercise it to purchase shares of Common Stock and otherwise exercise all of the rights and powers as the absolute owner hereof.

     3.2. Registration of Transfer. Transfers of this Warrant may be registered on the books of the Company maintained for such purpose pursuant to
Section 3.2 above (i.e., the Register). Transfers shall be registered when this Warrant is presented to the Company duly endorsed with a request to register the transfer hereof. When this Warrant is presented for transfer and duly transferred hereunder, it shall be canceled and a new Warrant showing the name of the transferee as the Holder thereof shall be issued in lieu hereof. When this Warrant is presented to the Company with a reasonable request to exchange it for Warrants of other denominations, the Company shall make such exchange and shall cancel this Warrant and issue in lieu thereof Warrants exercisable for an equal number of shares of Common Stock in the denominations requested by the Holder.

     3.3. Worn and Lost Warrants. If this Warrant becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Warrant in lieu hereof upon its surrender. If this Warrant is lost, destroyed or wrongfully taken, the Company shall issue a new Warrant in place of the original Warrant if the Holder so requests by written notice to the Company and the Holder has delivered to the Company an indemnity agreement reasonably satisfactory to the Company with an affidavit of the Holder that this Warrant has been lost, destroyed or wrongfully taken.

     3.4. Restrictions on Transfer. This Warrant and the Common Stock issuable upon the exercise hereof have not been registered under the Act or any applicable state securities laws and this Warrant and the Common Stock issuable upon the exercise of this Warrant may not be offered for sale or sold unless such offer or sale is registered under the appropriate securities laws or such transfer is exempt from such registration and the Company has received an opinion of counsel, reasonably satisfactory to the Company in form and substance, stating that such offer or sale is exempt from registration under
applicable state and federal securities laws.   In addition, the Holder may
only transfer this Warrant and the Common Stock issuable upon the exercise hereof with the prior written consent of the Company.

     3.5. Legend. Upon any exercise of a Warrant, the certificates representing the securities purchased thereby shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS AND THESE SECURITIES MAY NOT BE OFFERED FOR SALE OR SOLD UNLESS THEY ARE REGISTERED UNDER THE APPROPRIATE SECURITIES LAWS OR THEY OR SUCH OFFER OR SALE ARE EXEMPT FROM SUCH REGISTRATION AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT, REASONABLY SATISFACTORY TO THE COMPANY IN FORM AND SUBSTANCE.

     3.6. Warrant Agent. The Company may, by written notice to the Holder appoint an agent for the purpose of maintaining the Register issuing Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging or transferring this warrant, or any or all of the foregoing. Thereafter, any such registration issuance, exchange, or transfer, as the case may be, shall be made at the office of such agent.

     4. Reservation of Stock. The Company covenants that, during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of Shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to its Articles of Incorporation (the "Articles"). The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be duly authorized, validly issued, fully paid, non-assessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     5. Distributions. If: (a) the Company sets a record date for the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or (b) there is any capital reorganization of the

Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another entity, or any conveyance of all or substantially all of the assets of the Company or (c) there is any voluntary dissolution, liquidation or winding-up of the Company, the Company will mail to the Holder a notice specifying, as the case may be,
(A) the record date for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other Stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fourteen (14) days prior to the date therein specified.

     6. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

     6.1. Merger, Sale of Assets, etc. If, at any time while this Warrant or any portion thereof is outstanding and unexpired, there shall be (a) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (b) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (c) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 6. The foregoing provisions of this Section 6.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     6.2. Reclassification, etc. If the Company, at any time while this Warrant or any portion thereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Base Price and Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.

     6.3. Split, Subdivision or Combination of Shares. If the Company, at any time while this Warrant or any portion thereof remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Base Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination, and the number of shares of Common Stock for which this Warrant is exercisable shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

     6.4. Adjustment for Dividends in Stock or Other Securities or Property. If, while this Warrant or any portion hereof remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then, and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other security or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 6.

     6.5. Certificate as to Adjustments. Upon the occurrence of each adjustment pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, and the Exercise Price before and after the adjustment. The Company shall, at any time upon the written request of any Holder, furnish to such Holder a certificate setting forth: (a) such adjustments; (b) the Exercise Price then in effect; and (c) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the warrant.

     6.6. No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

     7. Amendments. This Warrant may not be amended without the prior written consent of the Holder.

     8. Notices. Any notice, certificate or other communication which is required or convenient under the terms of this Warrant shall be duly given if it is in writing and delivered in person or mailed by first class mail, postage prepaid, and directed to the Holder of the Warrant at its address as it appears on the Register, or, if to the Company, to its principal executive offices. The time when such notice is sent shall be the time of the giving of the notice.

     9. Time. Where this Warrant provides for a payment or performance on a Saturday or Sunday or a public holiday in the State of Kentucky, such payment or performance may be made on the next succeeding business day.

     10. Rules of Construction. In this Warrant, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender. The numbers and titles of sections contained in this Warrant are inserted for convenience of reference only, and they neither form a part of this Warrant nor are they to be used in the construction or interpretation hereof.

     11. Governing Law. The validity, terms, performance and enforcement of this Warrant shall be governed by those laws of the Commonwealth of Kentucky that are applicable to agreements that are negotiated, executed, delivered and performed solely in the Commonwealth of Kentucky

     IN WITNESS WHEREOF, Perennial Health Systems, Inc. has caused this Warrant to be executed by its officer thereto duly authorized.


                                     PERENNIAL HEALTH SYSTEMS, INC.


                                     BY:_______________________________

                                     TITLE:_____________________________

                             Notice of Exercise

          (To be completed and signed only upon exercise of Warrant]

     The undersigned, the Holder of this Warrant, hereby irrevocably elects to exercise the right to purchase Common Stock without par value, of Perennial Health Systems, Inc. as follows:

                    ___________________________________________________
                    (whole number of Warrants exercised)

                    ___________________________________________________
                    (Dollars $)

                    ___________________________________________________
                    (number of warrants exercised times Exercise Price)

                    ___________________________________________________
                    (name of holder of shares if different than
                      Holder of Warrant)

                    ___________________________________________________
                    (address of holder of shares if different than
                      address of Holder of Warrant)

                     __________________________________________________
                     (Social Security or TIN of holder of shares if
                       different than Holder of Warrant)


Date:___________       Sign: _____________________________________________
                             (Signature must conform in all respects to
                              name of Holder shown on face of this Warrant)

Signature Guaranteed: (Signature must be guaranteed if name of holder of shares differs from registered Holder of Warrant)

                            Assignment of Warrant

The undersigned hereby sell(s) and assign(s) and transfer(s) unto

________________________________________________________________
(name, address and SSN or TIN of assignee)

_____________________________________ of  this Warrant.
(portion of Warrant)


Date:

Sign:
(Signature must conform in all respects to name of Holder shown on face of Warrant)

Signature Guaranteed: